UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2010

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)	On February 9, 2010, the Board of Directors of Plum Creek Timber Company, Inc. appointed Mr. Marc F. Racicot to serve as a member of the Board and as a member of the Audit Committee. Mr. Racicot’s appointment to the Board and to the Audit Committee will be effective March 1, 2010. As of the date of this filing, the company is unaware of any information requiring disclosure under Item 404(a) of Regulation S-K. The company will amend this Current Report within four business days of becoming aware of any such information.

(e)	On February 8, 2010, the Compensation Committee of the Board of Directors authorized the payment of annual incentive cash bonus awards under the terms of the company’s Annual Incentive Plan. The following table sets forth the cash payment for the 2009 incentive bonus to the company’s named executive officers listed in its 2009 definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2009:

Name and Position	Annual Incentive Award
Rick R. Holley President and Chief Executive Officer	$828,340

Thomas M. Lindquist Executive Vice President and Chief Operating Officer	$408,500

David W. Lambert Senior Vice President and Chief Financial Officer	$246,840

James A. Kilberg Senior Vice President, Real Estate	$239,580

Larry D. Neilson Senior Vice President, Business Development	$226,512

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)	On February 9, 2010, the Board of Directors amended Article II, Section 9 of the company’s Amended and Restated By-Laws effective immediately. The amendment changes the required vote for items of business to be approved at stockholder meetings, other than director elections or other matters with a legally specified vote standard.

Previously, the by-laws required a majority of shares present and entitled to vote at the meeting of stockholders in order for an item of business to be approved. The by-law amendment changes this vote requirement to mirror the default voting standard for corporations incorporated in the State of Delaware, which requires approval of a majority of shares present and entitled to vote on the specific item in question. Under this new voting standard abstentions will have the same effect as a vote against the item of business and broker non-votes, if any, will have no effect on the outcome of the vote. A copy of the by-law amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.
3.1	Third Amendment to the Amended and Restated By-Laws of Plum Creek Timber Company, Inc., as previously amended (filed herewith).

10.1	Plum Creek Timber Company, Inc. Annual Incentive Plan (Incorporated by reference to Exhibit 10.13 to Form 10-K, File No. 1-10239, for the year ended December 31, 2000 and filed March 5, 2001). Committee Guidelines for Annual Incentive Plan Awards (Incorporated by reference to Form 8-K, File No. 1-10239, filed April 6, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ David W. Lambert
David W. Lambert
Senior Vice President and Chief Financial Officer

DATED: February 11, 2010

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index

Exhibit No.
3.1	Third Amendment to the Amended and Restated By-Laws of Plum Creek Timber Company, Inc., as previously amended (filed herewith).

10.1	Plum Creek Timber Company, Inc. Annual Incentive Plan (Incorporated by reference to Exhibit 10.13 to Form 10-K, File No. 1-10239, for the year ended December 31, 2000 and filed March 5, 2001). Committee Guidelines for Annual Incentive Plan Awards (Incorporated by reference to Form 8-K, File No. 1-10239, filed April 6, 2006).